EXHIBIT 24



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments filed with the Securities and Exchange Commission with respect to Common Shares of the Corporation issuable or issued in connection with the Incentive Compensation Deferral Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1997.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 28th day of February, 1996.



____________________________________  ______________________________________
Stephen R. Hardis, Chairman and       Alexander M. Cutler, President and Chief
Chief Executive Officer; Principal    Operating Officer; Director
Executive Officer; Director


____________________________________  ___________________________________
Adrian T. Dillon, Vice President--    Ronald L. Leach, Vice President--
Chief Financial and Planning Officer; Accounting; Principal Accounting
Principal Financial Officer           Officer

____________________________________  _______________________________________
Neil A. Armstrong, Director           Phyllis B. Davis, Director


___________________________________   ______________________________________
Ernie Green, Director                 Charles E. Hugel, Director


____________________________________  _____________________________________
John R. Miller, Director              Furman C. Moseley, Director


___________________________________   _____________________________________
Victor A. Pelson, Director            A. William Reynolds, Director


___________________________________
Gary L. Tooker, Director

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